                                                                    Exhibit 99.2

                         CERTIFICATION OF ANNUAL REPORT

         I, David M. Dorgan, Vice President and Controller of Rockwell Automation, Inc., hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) the Annual Report on Form 11-K of the Rockwell Automation Retirement Savings Plan for Represented Hourly Employees (the "Plan") for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Plan.

Date: June 26, 2003

                                        /s/ David M. Dorgan
                                        -----------------------------------
                                        David M. Dorgan
                                        Vice President and Controller,
                                        Rockwell Automation, Inc.

                                     - 14 -